UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 7, 2026

ClearOne, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33660	87-0398877
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7533 S Center View Ct. # 5311, West Jordan, Utah	84084
(Address of principal executive offices)	(Zip Code)

+1 (801) 975-7200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001	CLRO	The NASDAQ Capital Market

Item 1.01              Entry into a Material Definitive Agreement.

On August 7, 2026, ClearOne, Inc. (the “Company”) entered into advisor agreements (the “Advisor Agreements”) with each of First Finance Ltd., Betelgeuse Capital Advisors Inc., Gang3 Capital Ltd. and JJK Holdings Ltd. (the “Advisors”) in connection with past advisory services provided to the Company and to be provided on an ongoing basis. As compensation for each of the Advisors’ services, the Company agreed to issue (i) 25,000 shares of its common stock, par value $0.001 (the “Common Stock”) to First Finance Ltd., (ii) 90,000 shares of Common Stock to Betelgeuse Capital Advisors Inc., (iii) 140,000 shares of Common Stock to Gang3 Capital Ltd. and (iv) 600,000 shares of Common Stock to JJK Holdings Ltd. Each Advisor Agreement is effective as of June 1, 2026 and will continue until the earlier of (i) final completion of the services set out in each Advisor Agreement, or (ii) the Advisor providing ten business days’ prior written notice to the Company, which period may be waived in whole or in part at the Company’s sole discretion. First Finance Ltd. is a majority stockholder of the Company, holding at least a majority of the voting power of the Company’s outstanding shares of capital stock entitled to vote. Eric Boehnke, who has been a director of the Company since June 20, 2025, exercises voting and dispositive power with respect to the shares of our Common Stock beneficially owned by Gang3 Capital Ltd. The Advisor Agreements were entered into in connection with an Agreement and Plan of Merger dated as of July 1, 2026 with CLRO Merger Sub, Inc., Cortigent, Inc. and Vivani Medical, Inc.

The foregoing descriptions of the Advisor Agreements do not purport to be complete and is qualified in its entirety by reference to the full text of the Advisor Agreements, copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Title
10.1	Advisor Agreement, dated as of August 7, 2026, by and between ClearOne, Inc. and First Finance Ltd.
10.2	Advisor Agreement, dated as of August 7, 2026, by and between ClearOne, Inc. and Betelgeuse Capital Advisors Inc.
10.3	Advisor Agreement, dated as of August 7, 2026, by and between ClearOne, Inc. and Gang3 Capital Ltd.
10.4	Advisor Agreement, dated as of August 7, 2026, by and between JJK Holdings Ltd.
104.1	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARONE, INC.

Date: August 11, 2026	By:	/s/ Simon Brewer
Simon Brewer
Chief Financial Officer